UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 30, 2009

CHINA BAICAOTANG MEDICINE LIMITED
 (Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

333-145620	20-8067060
(Commission File Number)	(IRS Employer Identification No.)

No. 102, Chengzhan Road
Liuzhou City, Guangxi Province, P.R.C.
_______________________________________________
(Address of principal executive offices and zip code)

 (011) 86-772-363-8318
_______________________________________________
(Registrant’s telephone number including area code)

Purden Lake Resource Corp.
7 Ashland Road
Caldwell, NJ 07006
_____________________________________________
(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01Change in Registrant’s Certifying Accountant.

On December 30, 2009, the board of directors (the “Board of Directors”) of China Baicaotang Medicine Limited (f/k/a Purden Lake Resource Corp., hereinafter referred to as the “Company”) terminated Bernstein & Pinchuk LLP, an Independent Member of BDO SEIDMAN Alliance ( “Berstein”) as the independent registered public accounting firm of the Company, and engaged a new independent registered public accounting firm, PKF to serve as the Company’s independent directors. Pursuant to Item 304(a) of Regulation S-K under the Securities Act of 1933, as amended, and under the Securities Exchange Act of 1934, as amended, the Company reports as follows:

(a)	(i)	Bernstein was terminated as our independent registered public accounting firm effective on December 30, 2009.
(ii)
For the two most recent fiscal years ended March 31, 2009 and 2008, Bernstein’s report on the financial statements did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, other than for a going concern.

	(iii)	The termination of Bernstein and engagement of PKF International were approved by the Company’s Board of Directors.
(iv)
The Company and Bernstein did not have any disagreements with regard to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure for the audited financials for the fiscal years ended March 31, 2009 and 2008, and subsequent interim periods ended June 30 and September 30, 2009 and through the date of dismissal, which disagreements, if not resolved to the satisfaction of Bernstein, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

(v)
During our fiscal years ended March 31, 2009 and 2008, and subsequent interim periods ended June 30 and September 30, 2009 and through the date of dismissal, the Company did not experience any reportable events.

(b)	(i)	On December 30, 2009, the Company engaged PKF to serve as its independent registered public accounting firm.
(ii)
Prior to engaging PKF, the Company had not consulted PKF regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on its financial statements or a reportable event, nor did the Company consult with PKF regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

	(iii)	The Company did not have any disagreements with PKF and therefore did not discuss any past disagreements with PKF.

(c)		The Company requested Bernstein to furnish with a letter addressed to the SEC stating whether it agrees with the statements made by us regarding Bernstein.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of business acquired

Not applicable.

(b)	Pro forma financial information

Not applicable.

(c)	Exhibits

         No.     Exhibit

        16.1     Letter from Bernstein & Pinchuk LLP, an Independent Member of BDO SEIDMAN Alliance, dated January 5, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BAICAOTANG MEDICINE LIMITED

By:	/s/ Huitian Tang
Name:	Huitian Tang
Title:	Chief Executive Officer

Dated: January 5, 2010